SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549

                           FORM 8-K/A

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


          Date of report (Date of earliest event reported):
                        December 7, 1995

                  KANSAS CITY SOUTHERN INDUSTRIES. INC.
         (Exact name of registrant as specified in its charter)


         DELAWARE                  1-4717                44-0663509

(State or other juris-         (Commission file       (IRS Employer
diction of incorporation)         number)         Identification number)

       114 West 11th Street, Kansas City, Missouri  64105
         (Address of principal executive offices)  (Zip Code)

         Registrant's telephone number, including area code:
                         (816) 556-0303

                              N/A
  (Former name or former address if changed since last report)

The purpose of this amendment is to add the signature block which was inadvertently left unsigned from 8-K filing by the Registrant on December 6, 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Kansas City Southern Industries, Inc.



Date: December 5, 1995        By: /s/ Louis G. Van Horn

                              Louis G. Van Horn
                                Comptroller
                           (Principal Accounting Officer)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Kansas City Southern Industries, Inc.



Date: December 7, 1995        By: /s/ Louis G. Van Horn

                              Louis G. Van Horn
                                Comptroller
                           (Principal Accounting Officer)